                                                                   EXHIBIT 10.28


                                MIM CORPORATION
                           1996 STOCK INCENTIVE PLAN

                         EFFECTIVE DATE:  MAY 23, 1996

                    APPROVED BY STOCKHOLDERS:  MAY 27, 1996

                               TABLE OF CONTENTS

                                                           PAGE
                                     ----

SECTION 1 - Purpose...................................       3

SECTION 2 - Administration............................       3

SECTION 3 - Eligibility...............................       4

SECTION 4 - Stock.....................................       4

SECTION 5 - Annual Limit..............................       4

SECTION 6 - Options...................................       5

SECTION 7 - Capital Adjustments.......................       9

SECTION 10 - Change in Control........................       9

SECTION 11 - Amendment or Discontinuance of the Plan..      10

SECTION 12 - Termination of Plan......................      10

SECTION 13 - Shareholder Approval.....................      11

SECTION 14 - Miscellaneous............................      11

                                MIM CORPORATION
                           1996 STOCK INCENTIVE PLAN
                           -------------------------


                              SECTION 1 - PURPOSE
                                          -------

        This MIM CORPORATION 1996 STOCK INCENTIVE PLAN (the "Plan") is intended to provide a means whereby MIM Corporation, a Delaware corporation (the "Company"), and any Subsidiary or other Affiliate of the Company (as hereinafter defined) may, through the grant of incentive stock options and non-qualified stock options (collectively "Options") to Employees and Key Contractors (as defined in Section 3), attract and retain such Employees and Key Contractors and motivate them to exercise their best efforts on behalf of the Company and of any Subsidiary or other Affiliate.

        As used in the Plan, the terms shall have the following meanings:

          "Affiliate" means any corporation, limited liability company, partnership or other entity, including Subsidiaries, which is controlled by or under common control with the Company;

          "incentive stock options" ("ISOs") means Options which qualify as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), at the time they are granted and which are either designated as ISOs in the Option Agreements (as hereinafter defined) covering such Options or which are designated as ISOs by the Committee (as defined in Section 2 hereof) at the time of grant;

          "non-qualified stock options" ("NQSOs") means all Options granted under the Plan other than ISOs; and

          "Subsidiary" means any corporation (whether or not in existence at the time the Plan is adopted) which, at the time an Option is granted, is a subsidiary of the Company under the definition of "subsidiary corporation" contained in section 424(f) of the Code or any similar provision hereafter enacted.


                          SECTION 2 - ADMINISTRATION
                                      --------------

          The Plan shall be administered by the Company's Compensation Committee (the "Committee"), which shall consist of not less than two (2) directors of the Company who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). Each member of such Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. At all times on and after the date the Company first registers Common Shares (as defined in Section 4 hereof) under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) each member of the Committee shall be an "outside director" within the meaning of Prop. Treas. Reg. (S) 1.162-27(e)(3) or any successor thereto and (ii), except as otherwise permitted under Section 16(b) of the Exchange Act and the rules and regulations thereunder, no member of the Committee shall have been granted Awards (as defined below) pursuant to the Plan or options or equity securities (within the meaning of Rule 16a-1(d) under the Exchange Act) pursuant to any other plan of the Company or of any of its affiliates, as defined in or under the Exchange Act, at any time during the period commencing with the date which is one year prior to the date the member's service on the Committee began and ending on the date which is one day after the date on which the member's service on the Committee ceased.

          The Committee shall have full and final authority in its absolute discretion, subject to the terms of the Plan, to select the persons ("Awardees") to be granted ISOs and NQSOs (collectively "Awards") under the Plan, to grant Awards on behalf of the Company, and to set the date of grant and the other terms of such Awards. The Committee may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Award granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its shareholders and all officers and employees and former officers and employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

          No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.


                            SECTION 3 - ELIGIBILITY
                                        -----------

          The class of persons who shall be eligible to receive Awards under the Plan shall be (i) the employees (including any directors and officers who also are employees) of the Company and/or of a Subsidiary or other Affiliate ("Employees") and (ii) contractors of the Company and/or of a Subsidiary or other Affiliate who the Committee believes have the capacity to contribute to the success of the Company and/or a Subsidiary or other Affiliate ("Key Contractors"), provided that: (iii) members of the Committee, by virtue of their status as members, shall not be eligible to receive Awards under the Plan and (iv) ISOs shall be granted only to employees of the Company or of a Subsidiary. More than one Award may be granted to an Employee or Key Contractor under the Plan.


                               SECTION 4 - STOCK
                                           -----

          The number of shares of the Company's $.0001 par value per share Common Stock ("Common Shares") that may be subject to Awards under the Plan shall be 4,000,000 shares, subject to adjustment as hereinafter provided: provided, however, that no Awardee shall receive Options for more than 1,500,000 shares. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, as the Company may determine from time to time.

          Any Common Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof by the Awardee) without having been exercised shall continue to be available for the granting of Awards under the Plan; provided, however, that (a) if an Option is cancelled, the Common Shares covered by the cancelled Option shall be counted against the maximum number of shares specified in Section 4 for which Options may be granted to a single Awardee, and (b) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to a single Awardee.


                           SECTION 5 - ANNUAL LIMIT
                                       ------------

          (a) ISOS. The aggregate Fair Market Value (determined as of the date
              ----
     the ISO is granted) of the Common Shares with respect to which ISOs become exercisable for the first time by an Awardee during any calendar year (under this Plan and any other ISO plan of the Company or any parent corporation (within the meaning of section 424(e) of the Code ("Parent")) or Subsidiary) shall not exceed $100,000. The term "Fair Market Value" shall mean the value of the Common Shares arrived at by a good faith determination of the Committee and shall be:

          (1) the mean between the highest and lowest quoted selling price, if there is a market for the Common Shares on a registered securities exchange or in an over the counter market, on the date specified;

          (2) the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the specified date, if there are no such sales on the specified date but there are such sales on dates within a reasonable period both before and after the specified date;

          (3) the mean between the bid and asked prices, as reported by the National Quotation Bureau on the specified date, if actual sales are not available during a reasonable period beginning before and ending after the specified date; or

          (4) such other method of determining Fair Market Value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

          Where the Fair Market Value of Common Shares is determined under (2) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and the specified date (i.e., the valuation date), in accordance with Treas. Reg. (S) 20.2031-2(b)(1), or any successor thereto.

          (b) OPTIONS OVER ANNUAL LIMIT.  If an Option intended as an ISO is
              -------------------------
     granted to an Awardee and such Option may not be treated in whole or in part as an ISO pursuant to the limitation in (a) above, such Option shall be treated as an ISO to the extent it may be so treated under such limitation and as a NQSO as to the remainder. For purposes of determining whether an ISO would cause such limitation to be exceeded, ISOs shall be taken into account in the order granted.

          (c) NQSOS. The annual limit set forth above for ISOs shall not apply
              -----
to NQSOs.

                              SECTION 6 - OPTIONS
                                          -------

          (a) GRANTING OF OPTIONS.  From time to time until the expiration or
              -------------------
earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Awardees under the Plan such Options as it determines are warranted, subject to the limitations of the Plan; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem. The granting of an Option under the Plan shall not be deemed either to entitle the Awardee receiving the Option to, or to disqualify the Awardee from, any participation in any other grant of Awards under the Plan. In making any determination as to whether an Awardee shall be granted an Option and as to the number of shares to be covered by such Option, the Committee shall take into account the duties of the Awardee, the Committee's views as to his or her present and potential contributions to the success of the Company or a Subsidiary or other Affiliate, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may determine that the Option Agreement (as defined below) shall provide that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

          (b) TERMS AND CONDITIONS OF OPTIONS. The Options granted pursuant to
              -------------------------------
the Plan shall expressly specify whether they are ISOs or NQSOs; however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. In addition, the Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan as the Committee shall deem desirable, and for ISOs granted under this Plan, the provisions of section 422(b) of the Code:

               (1) NUMBER OF SHARES.  A statement of the number of Common Shares
                   ----------------
          to which the Option pertains (or, except in the case of an ISO, of a formula or other method by which such number shall be then or thereafter objectively determinable) .

               (2) PRICE. A statement of the Option exercise price (or, except
                   -----
          in the case of an ISO, of a formula or method by which the exercise price shall be then or thereafter objectively determinable) which shall be determined and fixed by the Committee in its discretion at the time of grant, provided that, in the case of an ISO, the exercise price shall not be less than 100% of the Fair Market Value of the optioned Common Shares on the date the ISO is granted (or 110%, if the ISO is granted to a more than 10% shareholder per (9) below).

               (3)  TERM.
                    ----

                    (A) ISOS. Subject to earlier termination as provided in
                        ----
               Subsections (5), (6) and (7) below, the term of each ISO shall be not more than 10 years (5 years in the case of a more than 10% shareholder as provided in (9) below) from the date of grant.

                    (B) NQSOS. Subject to earlier termination as provided in
                        -----
               Subsections (5), (6) and (7) below, the term of each NQSO shall be not more than 15 years from the date of grant.

               (4)  EXERCISE.
                    --------

                    (A) GENERAL.  Options shall be exercisable in such
                        -------
          installments and on such dates, commencing not less than 6 months and 1 day from the date of grant (but, in the case of ISOs, not less than 12 months from the date of grant ), as the Committee may specify, provided that:

                         (i) in the case of new Options granted to an Awardee in
                    replacement for options (whether granted under the Plan or otherwise) held by the Awardee, the new Options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable; and

                         (ii) the Committee may accelerate the exercise date of
                    any outstanding Options in its discretion, if it deems such acceleration to be desirable.

                    Any Common Shares, the right to the purchase of which has
               accrued under an Option, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan and, if any fractional share would otherwise be issuable upon the exercise of an Option granted hereunder, the number of Common Shares issuable upon such exercise shall be rounded to the nearest whole share and the unexercised portion of such Option adjusted accordingly provided that in no event shall the total number of Common Shares issuable upon the full exercise of an Option exceed the number so specified for such Option under Section 6(b)(1) hereof.


                    (B) MANNER OF PAYMENT. The Option price shall be payable:\
                        -----------------

                         (i)  in cash or its equivalent;

                         (ii) in the case of an ISO, if the Committee in its
                    discretion causes the Option Agreement so to provide and, in the case of a NQSO, if the Committee in its discretion so determines at or prior to the time of exercise, in Common Shares previously acquired by the Awardee, provided that if such shares were acquired through the exercise of an ISO and are used to pay the Option exercise price of an ISO, such shares have been held by the Awardee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such Common Shares were acquired through exercise of an NQSO or of an option under a similar plan or through exercise of an ISO and are used to pay the Option exercise price of an NQSO, or if such Common Shares were acquired under an SAR, or through the grant of Restricted or Unrestricted Stock, such shares have been held by the Awardee for a period of more than 12 months on the date of exercise; or

                         (iii) in the discretion of the Committee, in any combination of (i) and (ii) above.

                    In the event such Option exercise price is paid, in whole or in part, with Common Shares, the portion of the Option exercise price so paid shall equal the Fair Market Value on the date of exercise of the Option of the Common Shares surrendered in payment of such Option exercise price.

               (5) TERMINATION OF EMPLOYMENT. If an Awardee's employment as an
                   -------------------------
          Employee or Key Contractor by the Company and Subsidiaries and, except in the case of ISOs, other Affiliates ("Employment") is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Awardee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Awardee at any time prior to the earlier of:

                    (A) the expiration date specified in such Option; or

                    (B) in the case of an ISO, three months after the date of
               termination of the Awardee's Employment.

               (6) EXERCISE UPON DISABILITY OF AWARDEE.  If an Awardee shall
                   -----------------------------------
          become disabled (within the meaning of Section 22(e)(3) of the Code) during his or her Employment and, prior to the expiration date fixed for his or her Option, such

          Employment is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Awardee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Awardee at any time prior to the earlier of:

                    (A) the expiration date specified in such Option; or

                    (B) in the case of an ISO, one year after the date of
               termination of Awardee's Employment.

               In the event of the Awardee's legal disability, such Option may be so exercised by the Awardee's legal representative.

               (7) EXERCISE UPON DEATH OF AWARDEE. If an Awardee shall die
                   ------------------------------
          during his or her Employment and prior to the expiration date fixed for his or her Option, or if an Awardee whose Employment is terminated for any reason shall die following his or her termination of Employment but prior to the earliest of:

                    (A) the expiration date fixed for his or her Option;

                    (B) the expiration of the period determined under
               Subsections (5) and (6) above; or

                    (C) in the case of an ISO, three months following
               termination of Employment,

          such Option may be exercised, to the extent of the number of shares with respect to which the Awardee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Awardee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Awardee, at any time prior to the earlier of:

                         (i) the expiration date specified in such Option; or

                         (ii) in the case of an ISO, one year after the date of
                    death.

               (8) RIGHTS AS A SHAREHOLDER. An Awardee shall have no rights as a
                   -----------------------
          shareholder with respect to any shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

               (9) TEN PERCENT SHAREHOLDER. If an Awardee owns more than 10% of
                   -----------------------
          the total combined voting power of all shares of stock of the Company or of a Subsidiary or Parent at the time an ISO is granted to such Awardee, the Option exercise price for the ISO shall be not less than 110% of the Fair Market Value of the optioned Common Shares on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years after the date the ISO is granted. The conditions set forth in this Subsection (9) shall not apply to NQSOs.

          (c)  OPTION AGREEMENTS.   Options granted under the Plan shall be
               -----------------
     evidenced by written documents ("Option Agreements") in such form as the Committee shall, from time to time, approve, which Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan and, in the case of an ISO, Section 422(b) of the Code, as the Committee shall deem advisable, and which Option Agreements shall specify whether the Option is an ISO or NQSO; provided, however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. Each Awardee shall enter into, and be bound by, the terms of the Option Agreement.


                                 SECTION 7 - CAPITAL ADJUSTMENTS
                                             -------------------

          The number of shares which may be issued under the Plan as stated in
Section 4 hereof, the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option exercise price per share under such outstanding Options), and the number of shares issuable upon the vesting of outstanding Restricted Stock Awards (as well as the purchase price, if any, for such shares) shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

          In the event of a corporate transaction as that term is described in
Section 424(a) of the Code and the Treasury Regulations issued thereunder (a "Corporate Transaction") (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed Corporate Transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Awardee holding an Option to be terminated not less than ten days' notice prior to any such termination by reason of such a Corporate Transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to and including the date immediately preceding such termination. Further, as provided in Section 6(b)(4)(A)(ii) hereof, the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

          The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such Corporate Transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.


                         SECTION 8 - CHANGE IN CONTROL
                                     -----------------

          All Options shall become fully vested and exercisable upon a Change in Control of the Company occuring after June 30, 1996. A "Change in Control" shall be deemed to have taken place if and only if either (i) any Person (as defined hereinbelow), together with all affiliates and associates thereof (as defined in Rule 12b-2 under the Exchange Act), shall become the beneficial owner (as such term is used under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of shares of the Company having more than 50% of the total number of votes that may be cast for the election of directors of the Company, or (ii) there occurs any cash tender or exchange offer for shares of the Company, merger or other business combination, or sale of assets, or any combination of the foregoing transactions, and as a result of or in connection with any such event persons who are directors of the Company before the event shall cease to constitute a majority of the board of directors of the Company or of any successor to the Company. The Company shall give appropriate advance notice to all Awardees of Options under the Plan of a pending Change in Control so as to permit such Awardees the opportunity to exercise such Options prior to the Change in Control.

          As used in clause (i) of this Section 8, a "Person" means any person, group or entity other than the following: the Company; any employee benefit plan of the Company or of any affiliates or associates thereof (each as defined in Rule 12b-2 under the Exchange Act); any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan; any stockholder of the Company as of June 30, 1996; or any stockholder, member or other owner of a stockholder of the Company as of Junde 30, 1996.


                SECTION 9 - AMENDMENT OR DISCONTINUANCE OF THE PLAN
                            ---------------------------------------

          At any time and from time to time, the Board may suspend or terminate the Plan or amend it, and the Committee may amend any outstanding Awards, in any respect whatsoever, except that the following amendments shall require the approval by the affirmative votes of holders of at least a majority of the shares present, or represented, and entitled to vote at a duly held meeting of stockholders of the Company:

          (a)  any amendment which would:

               (1) materially increase the benefits accruing to directors and officers, within the meaning of Rule 16a-1(f) under the Exchange Act (hereinafter referred to as "Officers"), under the Plan;

               (2) materially increase the number of Common Shares which may be issued to directors and Officers under the Plan; or

               (3) materially modify the requirements as to eligibility for directors and Officers to participate in the Plan;

          (b) with respect to ISOs, any amendment which would:

               (1) change the class of employees eligible to participate in the Plan;

               (2) except as permitted under Section 9 hereof, increase the maximum number of Common Shares with respect to which ISOs may be granted under the Plan; or

               (3) extend the duration of the Plan under Section 12 hereof with respect to any ISOs granted hereunder; and

          (c) Any amendment which would require shareholder approval pursuant to Prop. Treas. Reg. (S) 1.162-27(e)(4)(vi), or any successor thereto.(S)

          The foregoing notwithstanding, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Award without the consent of such holder.


                                 SECTION 10 - TERMINATION OF PLAN
                                              -------------------

          Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on May 22,2006 which date is the day immediately prior to 10 years after the date the Plan was adopted by the Board, and no Awards hereunder shall be granted thereafter. Nothing contained in this Section 12, however, shall terminate or affect the continued existence of rights created under Awards issued hereunder and outstanding on May 22, 2006 which by their terms extend beyond such date.

                                 SECTION 11 - SHAREHOLDER APPROVAL
                                              --------------------

          This Plan shall become effective on May 23, 1996 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved by the affirmative vote of the holders of at least a majority of the shares present, or represented, and entitled to vote at a duly held meeting of the shareholders of the Company, within 12 months after said date, the Plan and all Awards granted hereunder shall be null and void and no additional Awards shall be granted hereunder.


                                 SECTION 12 - MISCELLANEOUS
                                              -------------

          (a) GOVERNING LAW.  The Plan, and the Option Agreements entered into,
              -------------
     and the Awards granted thereunder, shall be governed by the applicable Code provisions. Otherwise, the operation of, and the rights of Awardees under, the Plan, the Option Agreements, and the Awards shall be governed by applicable federal law and otherwise by the laws of the State of Delaware.

          (b) RIGHTS.  Neither the adoption of the Plan nor any action of the
              ------
     Board or the Committee shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Committee shall have granted such individual an Award, and then his or her rights shall be only such as are provided by the Plan and the Award Agreement.

          Any Option under the Plan shall not entitle the holder thereof to any rights as a shareholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, no provision of the Plan or any Option Agreement with an Awardee shall limit the Company's right, in its discretion, to retire such person at any time pursuant to its retirement rules or otherwise to terminate his or her Employment at any time for any reason whatsoever.

          (c) NO OBLIGATION TO EXERCISE OPTION.  The granting of an Option shall
              --------------------------------
     impose no obligation upon the Awardee to exercise such Option.

          (d) NON-TRANSFERABILITY. No Award shall be assignable or transferable
              -------------------
     by the Awardee otherwise than by will or by the laws of descent and distribution, and during the lifetime of such person, any Options shall be exercisable only by him or her or by his or her guardian or legal representative. If an Awardee is married at the time of exercise of an Option and if the Awardee so requests at the time of exercise, the certificate or certificates issued shall be registered in the name of the Awardee and the Awardee's spouse, jointly, with right of survivorship.

          (e) WITHHOLDING AND USE OF SHARES TO SATISFY TAX OBLIGATIONS. The
              --------------------------------------------------------
     obligation of the Company to deliver Common Shares or pay cash to an Awardee pursuant to any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements.

          In connection with an Award in the form of Common Shares subject to the withholding requirements of applicable federal tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Awardee to satisfy the minimum required federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) Common Shares, which shares shall be valued, for this purpose, at their Fair Market Value on the date of

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

     exercise of the Option (or if later, the date on which the Awardee recognizes ordinary income with respect to such exercise) (the "Determination Date"); provided, however, that with respect to Awardees who are subject to Section 16 of the Exchange Act, any such amount of minimum federal, state and local taxes required to be withheld shall be satisfied by withholding Common Shares. An election to use Common Shares to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Company may not withhold shares in excess of the number necessary to satisfy the minimum required federal, state and local income tax withholding requirements. In the event Common Shares acquired under the exercise of an ISO are used to satisfy such withholding requirement, such Common Shares must have been held by the Awardee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date, or if such Common Shares were acquired through exercise of an NQSO or of an option under a similar plan, such option must have been granted to the Awardee at least six months prior to the Determination Date.

          (f) LISTING AND REGISTRATION OF SHARES. Each Award shall be subject to
              ----------------------------------
     the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or vesting of shares thereunder, or that action by the Company or by the Awardee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, and no shares shall be delivered pursuant to a Restricted or Unrestricted Stock Award, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Awardee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option or received pursuant to a Restricted or Unrestricted Stock Award are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

          IN WITNESS WHEREOF, MIM Corporation has caused these presents to be duly executed, under seal, this 23rd day of May, 1996.


                                    MIM Corporation



                                    By: /s/ E. David Corvese
                                       --------------------------
                                    Title: Chief Executive Officer
                                           -----------------------

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